AGREEMENT RELATING TO JOINT FILING OF SCHEDULE 13G

         The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Common Stock of Fun City Popcorn, Inc. shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an Exhibit to such Schedule 13G.

         This Agreement and the filing of the Schedule 13G shall not be construed to be an admission that any of the undersigned is a member of a "group" consisting of one or more of such persons pursuant to Section 13(g) of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

January 10, 2005

                                      Emigrant Capital Corporation

                                      By: /s/ John R. Hart
                                          --------------------------------------
                                          Name:  John R. Hart
                                          Title:  First Vice President


                                      /s/ David M. Seldin
                                      ------------------------------------------
                                      David M. Seldin

                                      /s/ Gilbert S. Stein
                                      ------------------------------------------
                                      Gilbert S. Stein


                                      /s/ John R. Hart
                                      ------------------------------------------
                                      John R. Hart


                                      /s/ Barry S. Friedberg
                                      ------------------------------------------
                                      Barry S. Friedberg


                                      /s/ Francis May
                                      ------------------------------------------
                                      Francis May

                                      Emigrant Savings Bank


                                      By: /s/ Daniel C. Hickey
                                          --------------------------------------
                                          Daniel C. Hickey
                                          Senior Vice President

                                      Emigrant Bancorp, Inc.


                                      By: /s/ Daniel C. Hickey
                                          --------------------------------------
                                          Daniel C. Hickey
                                          Senior Vice President


                                      New York Private Bank & Trust Corporation


                                      By: /s/ Howard P. Milstein
                                          --------------------------------------
                                          Howard P. Milstein
                                          President and Chief Executive Officer


                                      Paul Milstein Revocable 1998 Trust


                                      By: /s/ Howard P. Milstein
                                          --------------------------------------
                                          Howard P. Milstein, Trustee